SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                 April 24, 2003
                Date of Report (Date of earliest event reported)


                              POORE BROTHERS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                     1-14556                   86-0786101
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


                           3500 South La Cometa Drive
                             Goodyear, Arizona 85338
               (Address of principal executive offices) (zip code)


                                 (623) 932-6200
              (Registrant's telephone number, including area code)
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          99.1      Press Release of Poore Brothers, Inc., dated April 24, 2003.

ITEM 9. REGULATION FD DISCLOSURE

     The information included in this section is intended to be included in "Item 12. Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216.

     On Thursday, April 24, 2003, the Registrant issued a press release (attached hereto as Exhibit 99.1 and which is incorporated by reference herein) announcing its first quarter earnings for the fiscal quarter ended March 29, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 24, 2003                    POORE BROTHERS, INC.


                                        By: /s/ Thomas W. Freeze
                                            ------------------------------------
                                            Thomas W. Freeze
                                            Senior Vice President &
                                            Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NUMBER                         DESCRIPTION
--------------                         -----------
    99.1                   Press Release, dated April 24, 2003